_____________________________________________

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                         July 25, 1996


           Farmer Mac Mortgage Securities Corporation
     ______________________________________________________
     (Exact Name of Registrant as Specified in its Charter)



      Delaware                        333-6325       52-1779791
(State or Other Jurisdiction         (Commission   (I.R.S. Employer
 of  Incorporation)                   File Number) Identification No.)


919 18th Street, N.W.                                       20006
  Washington, D.C.                                        (Zip Code)
(Address of Principal
 Executive Offices)

    Registrant's telephone number, including area code (202) 872-7700

                                 No Change
     _____________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)

       Item   7.    Financial Statements; Pro Forma Financial
                    Information and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits:

                 20.1 Farmer Mac Mortgage Securities Corporation,
                      Agricultural Mortgage-Backed Securities, Series 6/27/96, Statement to Certificateholders, dated 7/25/96.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES
                                  CORPORATION



                              By: /s/ Christopher Dunn
                                  Name:  Christopher Dunn
                                  Title: Vice President




Dated:  August 7, 1996

                          EXHIBIT INDEX



Exhibit No.        Description                        Page No.


20.1              Statement to Certificateholders